Exhibit 10.1

ASHFORD HOSPITALITY TRUST, INC.
2021 STOCK INCENTIVE PLAN
(AS AMENDED THROUGH MAY 10, 2022)

ARTICLE I
INTRODUCTION

1.1 Purpose. The Ashford Hospitality Trust, Inc. 2021 Stock Incentive Plan (as amended from time to time, the “Plan”) is intended to promote the interests of Ashford Hospitality Trust, Inc., a Maryland corporation (the “Company”) and its stockholders by encouraging Employees, Consultants and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the “Board”) also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company.

1.2 Shares Subject to the Plan.

(a) General. The aggregate number of shares of common stock, $.01 par value per share, of the Company (“Common Stock”) that may be issued under the Plan shall not exceed, subject to Section 1.2(b), 1,180,000 shares of Common Stock (the “Share Limit”); provided, that Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Options intended to qualify as Incentive Options shall be counted against the Share Limit. Subject to applicable stock exchange requirements and applicable law, available shares of Common Stock under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan. Subject to Section 1.2(b), no more than the number of shares equal to the Share Limit may be issued in the aggregate pursuant to Incentive Options granted under the Plan. Any shares of Common Stock subject to an Award that is forfeited or expires or is settled for cash shall, to the extent of such forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and the total number of shares of Common Stock available for grant under this Section 1.2(a) shall be increased by the number of shares of Common Stock that is forfeited or expires or is settled for cash; provided, that the following shares of Common Stock shall not again become available for Awards or increase the number of shares of Common Stock available for grant under this Section 1.2(a): (i) shares of Common Stock tendered by the Participant or withheld by the Company in payment of the purchase price of an Option issued under this Plan, (ii) shares of Common Stock tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iii) shares of Common Stock repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan, and (iv) shares of Common Stock subject to a Stock Appreciation Right issued under this Plan that are not issued in connection with the stock settlement of that Stock Appreciation Right upon its exercise. Shares issued pursuant to the Plan (i) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (ii) shall be fully paid and nonassessable.

(b) Adjustments. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company or other similar corporate transaction or event that affects the shares of Common Stock (including, without limitation, a Change of Control), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Committee determines, in its sole discretion, could result in dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the exercise price or strike price with respect to any Award; or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment provided under this Section 1.2 may provide for the elimination of any fractional share that might otherwise become subject to an Award. Any adjustment by the Committee under this Section 1.2 shall be conclusive and binding for all purposes.

1.3 Administration of the Plan. The Plan shall be administered by the Committee; provided, that the Board may exercise full authority to administer the Plan at any time, and all references to the “Committee” hereunder shall be deemed to include the Board at any time that the Board so administers the Plan. Subject to the provisions of the Plan, the Committee shall (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards, or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

1.4 Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan; provided, however, no amendment, suspension or termination of the Plan may without the consent of the holder of an Award terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect; provided further, however, that any amendment which would constitute a “material revision” of the Plan (as that term is used in the rules of the New York Stock Exchange) shall be subject to shareholder approval.

1.5 Granting of Awards to Participants. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it on the terms and conditions hereinafter set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider any factors that it may deem relevant.

1.6 Term of Plan. The Plan shall be effective as of the date that the Plan is approved by the shareholders of the Company at the Company’s 2021 Annual Meeting of Stockholders (the “Effective Date”). The provisions of the Plan are applicable to all Awards granted under the Plan. If not sooner terminated under the provisions of Section 1.4, the Plan shall terminate upon, and no further Awards shall be made after, the tenth anniversary of the Effective Date.

1.7 Leave of Absence. If an employee is on military, sick leave or other bona fide leave of absence, such person shall be considered an “Employee” for purposes of an outstanding Award during the period of such leave provided it does not exceed 90 days, or, if longer, so long as the person’s right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days, the employment relationship shall be deemed to have terminated on the 91st day of such leave, unless the person’s right to reemployment is guaranteed by statute or contract.

1.8 Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” means (i) Ashford Inc., (ii) any entity in which the Company or Ashford Inc., directly or indirectly, owns 10% or more of the combined voting power, as determined by the Committee, (iii) any “parent corporation” of the Company or Ashford Inc. (as defined in Section 424(e) of the Code), (iv) any “subsidiary corporation” of any such parent corporation (as defined in Section 424(f) of the Code) of the Company or Ashford Inc. and (v) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company or Ashford Inc.

“Awards” means, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Performance Awards, or Other Stock-Based Awards.

“Bonus Stock” is defined in Article V.

“Cause” for termination of any Participant who is a party to an agreement of employment with or services to the Company or Ashford Inc. (or a subsidiary thereof) shall mean termination for “Cause” as such term is defined in such agreement, the relevant portions of which are incorporated herein by reference. If such agreement does not define “Cause” or if a Participant is not a party to such an agreement, “Cause” means (i) the willful commission by a Participant of a criminal or other act that causes or is likely to cause substantial economic damage to the Company or an Affiliate or substantial injury to the business reputation of the Company or Affiliate; (ii) the commission by a Participant of an act of fraud in the performance of such Participant’s duties on behalf of the Company or an Affiliate; or (iii) the continuing willful failure of a Participant to perform the duties of such Participant to the Company or an Affiliate (other than such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Participant by the Committee. For purposes of the Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company or an Affiliate, as the case may be.

“Change of Control” shall be deemed to have occurred upon any of the following events:

(i) any “person” (as defined in Section 3(a)(9) of the 1934 Act, and as modified in Section 13(d) and 14(d) of the 1934 Act) other than (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) Ashford Inc. or any Affiliate, (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (E) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the 1934 Act), directly or indirectly, of securities of the Company representing 30% or more of the shares of voting stock of the Company then outstanding;

(ii) the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other company, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(iii) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets, or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(iv) individuals who constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

“Committee” means the Compensation Committee of the Board or other committee appointed by the Board to administer the Plan. If no such Compensation Committee or other committee exists, the Committee shall be the Board.

“Consultant” means any individual, other than a Non-Employee Director or an Employee, who renders consulting or advisory services to the Company or an Affiliate.

“Disability” means an inability to perform the Participant’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Participant (or his guardian) and the Company do not agree on a physician, the Participant and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be binding on all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s disability.

“Employee” means any employee of the Company or an Affiliate.

“Employment” includes any period in which a Participant is an Employee or a Consultant to the Company or an Affiliate, or serves as a Non-Employee Director.

“Fair Market Value or FMV Per Share” means the closing price on the New York Stock Exchange or other national securities exchange or over-the-counter market, if applicable, for the date of the determination, or if no trade of Common Stock shall have been reported for such date, the closing sales price quoted on such exchange for the most recent trade prior to the determination date. If shares of Common Stock are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization as of the determination date, the FMV Per Share shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

“Good Reason” means termination of employment by an Employee, termination of service by a Consultant or resignation from the Board of a Non-Employee Director under any of the following circumstances:

(i) if such Employee, Consultant or Non-Employee Director is a party to an agreement for employment with or services to the Company or Ashford Inc. (or a subsidiary thereof), which agreement includes a definition of “Good Reason” for termination of employment with or services to the Company or Ashford Inc. (or a subsidiary thereof), “Good Reason” shall have the same definition for purposes of the Plan as is set forth in such agreement, the relevant portions of which are incorporated herein by reference;

(ii) if such Employee, Consultant or Non-Employee Director is not a party to an agreement with the Company or Ashford Inc. (or a subsidiary thereof) that defines the term “Good Reason,” such term shall mean termination of employment or service under any of the following circumstances, in each case without the Participant’s consent, if the Company fails to cure such circumstances within 30 days after receipt of written notice from the Participant to the Company setting forth a description of such Good Reason and the Participant terminates employment with the Company within 10 days after the expiration of such cure period:

(i) the removal from or failure to re-elect the Participant to the office or position in which he or she last served;

(ii) the assignment to the Participant of any duties, responsibilities, or reporting requirements inconsistent with his or her position with the Company, or any material diminishment, on a cumulative basis, of the Participant’s overall duties, responsibilities, or status;

(iii) a material reduction by the Company in the Participant’s fees, compensation, or benefits; or

(iv) the requirement by the Company that the principal place of business at which the Participant performs duties be changed to a location more than fifty (50) miles from downtown Dallas, Texas.

“Incentive Option” means any Option which satisfies the requirements of Code Section 422 and is granted pursuant to Article III of the Plan.

“Non-Employee Director” means persons who are members of the Board but who are neither Employees nor Consultants of the Company or any Affiliate.

“Non-Qualified Option” shall mean an Option not intended to satisfy the requirements of Code Section 422 and which is granted pursuant to Article II of the Plan.

“Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Option or a Non-Qualified Stock Option, or both, as applicable.

“Option Expiration Date” means the date determined by Committee on which an Option granted under shall expire and no longer be exercisable, and which shall not be more than ten years after the date of grant of an Option.

“Optionee” means a Participant who has received or will receive an Option.

“Other Stock-Based Award” means an award granted pursuant to Article IX of the Plan that is not otherwise specifically provided for in the Plan, the value of which is based in whole or in part upon the value of a share of Common Stock (including, for the avoidance of doubt, an award of “LTIP Units” as described in the Seventh Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, as amended from time to time).

“Participant” means any Non-Employee Director, Employee or Consultant granted an Award under the Plan.

“Performance Award” means an Award granted pursuant to Article VIII of the Plan, which, if earned, shall be payable in shares of Common Stock, cash, other securities, other property or any combination thereof as determined by the Committee.

“Phantom Stock” means an Award which is a rights to receive cash, Common Stock, other securities or other property equal to the Fair Market Value of a specified number of shares of Common Stock at the end of a specified deferral period and which is granted pursuant to Article VI of the Plan.

“Purchased Stock” means a right to purchase Common Stock granted pursuant to Article IV of the Plan.

“Restricted Period” shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

“Restricted Stock” shall mean any share of Common Stock, prior to the lapse of restrictions thereon, granted under Article VII of the Plan.

“Stock Appreciation Rights” means an Award granted pursuant to Article VI of the Plan.

ARTICLE II
NONQUALIFIED STOCK OPTIONS

2.1 Grants. The Committee may grant Options to purchase Common Stock to any Employee, Consultant or Non-Employee Director according to the terms set forth below.

2.2 Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under this Article II shall not be less than the FMV Per Share on the date of grant of such Option. The exercise price for each Option granted under Article II shall be subject to adjustment as provided in Section 2.3(d).

2.3 Terms and Conditions of Options. Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article II, as the Committee shall deem desirable:

(a) Option Period and Conditions and Limitations on Exercise. No Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of the Plan, each Option shall be exercisable at such time or times as the Committee in its discretion may determine at the time such Option is granted.

(b) Manner of Exercise. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding taxes. The payment of the exercise price for each Option shall either be (i) in cash or by check payable and acceptable to the Company, (ii) with the consent of the Committee, by tendering to the Company shares of Common Stock owned by the person for more than 6 months having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iii) subject to such instructions as the Committee may specify, at the person’s written request the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person’s behalf the full amount of the exercise price from the proceeds of such sale. In the event that the person elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the Optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

(c) Options not Transferable. Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order and, during the lifetime of the Participant to whom any such Option is granted, it shall be exercisable only by the Participant (or his guardian) except as otherwise determined by the Committee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt. With respect to a specific Non-Qualified Option, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Option to one or more immediate family members or related family trusts or partnerships or similar entities.

(d) Adjustment of Options. Options granted under the Plan are subject to adjustment upon an Adjustment Event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share, in each case in compliance with Section 409A of the Code and the regulations promulgated thereunder. Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company, and all other interested persons.

(e) Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

2.4 Amendment. The Committee may, without the consent of the person or persons entitled to exercise any outstanding Option, amend, modify or terminate such Option; provided, however, such amendment, modification or termination shall not, without such person’s consent, reduce or diminish the value of such Option determined as if the Option had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination. The Committee may at any time or from time to time, in its discretion, in the case of any Option which is not then immediately exercisable in full, accelerate the time or times at which such Option may be exercised to any earlier time or times.

2.5 Acceleration of Vesting. Any Option granted hereunder which is not otherwise vested shall vest (unless specifically provided to the contrary by the Committee in the Award agreement evidencing an Option granted hereunder) upon (i) termination of an Employee or Consultant or removal of a Non-Employee Director without Cause or termination by an Employee or Consultant or resignation of a Non-Employee Director with Good Reason; (ii) termination or removal (other than for Cause) or resignation with Good Reason of an Employee, Consultant or Non-Employee Director within 1 year following the effective date of the Change of Control; or (iii) termination because of death or Disability of the Participant.

2.6 Other Provisions.

(a) The person or persons entitled to exercise, or who have exercised, an Option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such Option until such person shall have become the holder of record of such shares.

(b) No Option granted hereunder shall be construed as limiting any right which the Company or any Affiliate may have to terminate at any time, with or without Cause, the employment of any person to whom such Option has been granted.

(c) Notwithstanding any provision of the Plan or the terms of any Option, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

2.7 Prohibition on Option Repricing. Without stockholder approval, the Committee may not (i) grant to holders of outstanding Options, in exchange for the surrender and cancellation of such Options, (x) new Options having exercise prices lower than the exercise price provided in the Options so surrendered and canceled, or (y) another Award or cash payment with a value that is greater than the intrinsic value (if any) of the canceled Option, or (ii) take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

ARTICLE III
INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Article III, all the provisions of Article II shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this Article III.

3.1 Eligibility. Incentive Options may only be granted to Employees.

3.2 Exercise Price. Except as provided in Section 3.4, the exercise price per Share shall not be less than 100% of the FMV Per Share on the option grant date.

3.3 Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or its subsidiaries) may for the first time become exercisable as Incentive Options during any 1 calendar year shall not exceed the sum of $100,000. To the extent the Employee holds 2 or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

3.4 10% Stockholder. If any Employee to whom an Incentive Option is granted holds more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, as determined under Section 422 of the Code and regulations promulgated thereunder, then the exercise price per share shall not be less than 110% of the FMV Per Share on the option grant date and the Option Expiration Date shall not exceed 5 years measured from the Option’s grant date.

3.5 Options Not Transferable. No Incentive Option granted hereunder shall be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by such Optionee.

3.6 Compliance with Section 422. All Options that are intended to be Incentive Options shall be designated as such in the Option grant and in all respects shall be issued in compliance with Code Section 422.

3.7 Limitations on Exercise. No Incentive Option shall be exercisable more than 3 months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than 1 year after the Optionee ceases to be an Employee due to death or Disability.

ARTICLE IV
PURCHASED STOCK

4.1 Eligible Persons. The Committee shall have the authority to sell shares of Common Stock to such Employees, Consultants and Non-Employee Directors of the Company or its Affiliates as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article IV. Each issuance of Common Stock under this Plan shall be evidenced by an agreement which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.

4.2 Purchase Price. The price per share of Common Stock to be purchased by a Participant under this Plan shall be determined in the sole discretion of the Committee, and may be less than, but shall not be greater than, the FMV Per Share at the time of purchase.

4.3 Payment of Purchase Price. Payment of the purchase price of Purchased Stock under this Plan shall be made in full in cash.

ARTICLE V
BONUS STOCK

The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to Employees, Consultants or Non-Employee Directors. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article VII.

ARTICLE VI
STOCK APPRECIATION RIGHTS AND PHANTOM STOCK

6.1 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants or Non-Employee Directors on the following terms and conditions.

(a) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the FMV Per Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee (which grant price shall not be less than the FMV Per Share on the date of grant). Payment may be made in cash, Common Stock, other securities, other property, or any combination of the foregoing, in each case as determined by the Committee.

(b) Rights Related to Options. A Stock Appreciation Right granted in connection with an Option shall entitle a Participant, upon exercise thereof, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Section 6.1(a) hereof. That Option or portion thereof shall then cease to be exercisable to the extent surrendered. A Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable (other than by will or the laws of descent and distribution) except to the extent that the related Option is transferable.

(c) Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right.

(d) Terms. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(e) Prohibition on Stock Appreciation Right Repricing. Without stockholder approval, the Committee may not (i) grant to holders of outstanding Stock Appreciation Rights, in exchange for the surrender and cancellation of such Stock Appreciation Rights, (x) new Stock Appreciation Rights having grant prices lower than the grant price provided in the Stock Appreciation Rights so surrendered and canceled, or (y) another Award or cash payment with a value that is greater than the intrinsic value (if any) of the canceled Stock Appreciation Right, or (ii) take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

6.2 Phantom Stock Awards. The Committee is authorized to grant Phantom Stock to Participants, subject to the following terms and conditions:

(a) Award and Restrictions. Satisfaction of an Award of Phantom Stock shall occur upon expiration of the deferral period specified for such Phantom Stock by the Committee or, if permitted by the Committee, as elected by the Participant. In addition, Phantom Stock shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine.

(b) Forfeiture. Except as otherwise determined by the Committee or as may be set forth in any Award, employment or other agreement pertaining to an Award of Phantom Stock, upon termination of employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Awards of Phantom Stock that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock.

ARTICLE VII
RESTRICTED STOCK

7.1 Eligible Persons. All Employees, Consultants and Non-Employee Directors shall be eligible for grants of Restricted Stock.

7.2 Restricted Period and Vesting.

(a) Unless the Award specifically provides otherwise, Restricted Stock shall be subject to vesting, restrictions on transfer by the Participant and repurchase by the Company such that the Participant shall not be permitted to transfer such shares and the Company shall have the right to repurchase or recover such shares for the amount of cash paid therefor, if any, if the Participant shall terminate employment from or services to the Company or its Affiliates, as applicable, and in each case as determined by the Committee.

(b) Notwithstanding the foregoing, unless the applicable Award agreement specifically provides otherwise, all Restricted Stock not otherwise vested shall vest upon (i) termination of an Employee or Consultant or removal of a Non-Employee Director without Cause; (ii) termination by an Employee or Consultant or resignation of a Non-Employee Director with Good Reason; (iii) termination or removal (other than for Cause) or resignation for Good Reason of an Employee, Consultant or Non-Employee Director within 1 year following the effective date of a Change of Control; or (iv) termination because of death or Disability of the Participant.

(c) Each certificate representing Restricted Stock awarded under the Plan (if certificated) shall be registered in the name of the Participant and, during the Restricted Period, shall be left in deposit with the Company and a stock power endorsed in blank; provided, however, that the Company may also issue any such Restricted Stock in “book entry” or electronic form. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares, except as provided in an applicable Award agreement. Any certificate or certificates (or “book entries” or other electronic forms) representing shares of Restricted Stock shall bear a legend similar to the following:

The shares represented by this certificate have been issued pursuant to the terms of the Ashford Hospitality Trust, Inc. 2021 Stock Incentive Plan and Grant of Restricted Stock dated _______, 20____ and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such plan or grant.

ARTICLE VIII
PERFORMANCE AWARDS

8.1 Performance Awards. The Committee may grant Performance Awards based on performance criteria established by the Committee from time to time in its sole discretion. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase or decrease the amounts payable under any Award subject to performance conditions.

8.2 Settlement of Performance Awards; Other Terms. After the end of each performance period applicable to a Performance Award, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over such performance period. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

ARTICLE IX
OTHER STOCK BASED AWARDS

The Committee is hereby authorized to grant to Employees, Non-Employee Directors and Consultants of the Company or its Affiliates, Other Stock-Based Awards, which shall consist of a right which (i) is not an Award described in any other Article of this Plan and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock, restricted stock units and/or LTIP Units) or cash as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock-Based Award (including, without limitation, any time-based and/or performance-based vesting or forfeiture conditions).

ARTICLE X
CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

10.1 General. Awards may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. Notwithstanding the foregoing, the Committee may amend any Award without the consent of the holder if the Committee deems it necessary to avoid adverse tax consequences to the holder under Code Section 409A. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall not have discretion to accelerate or waive any term or condition of an Award if such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code.

10.2 Stand-Alone, Additional, Tandem, and Substitute Awards. Subject to Sections 2.7 and 6.1(e), awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. For the avoidance of doubt, this Section 10.2 shall not be construed to permit, without stockholder approval, (i) a grant to holders of outstanding Options or Stock Appreciation Rights, in exchange for the surrender and cancellation of such Options or Stock Appreciation Rights, (x) new Options or Stock Appreciation Rights having exercise or grant prices lower than the exercise or grant price provided in the Options or Stock Appreciation Rights so surrendered and canceled, or (y) another Award or cash payment with a value that is greater than the intrinsic value (if any) of the canceled Option or Stock Appreciation Right, or (ii) any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

10.3 Term of Awards. The term or Restricted Period of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be require in respect of an Incentive Option under Section 422 of the Code).

10.4 Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or any of its subsidiaries upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events; provided, however, that such discretion may not be exercised by the Committee if the exercise of such discretion would result in adverse tax consequences to the Participant under Section 409A of the Code. In the discretion of the Committee, Awards granted pursuant to Article VI or VIII of the Plan may be payable in shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be required by the Committee (subject to Section 1.4 of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee; provided, however, that no deferral shall be required or permitted by the Committee if such deferral would result in adverse tax consequences to the Participant under Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in shares. Any deferral shall only be allowed in compliance with Section 409A of the Code. The Plan shall not constitute any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

10.5 Vested and Unvested Awards. After the satisfaction of all of the terms and conditions set by the Committee, Awards shall be vested or settled (upon exercise, if applicable) in accordance with the Plan. Upon termination, resignation or removal of a Participant under circumstances that do not cause such Participant to become fully vested, any remaining unvested Awards shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

10.6 Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the 1934 Act shall be exempt from Section 16(b) of the 1934 Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 promulgated under the 1934 Act as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the 1934 Act.

10.7 Other Provisions. No grant of any Award shall be construed as limiting any right which the Company or any Affiliate may have to terminate at any time, with or without Cause, the employment of any person to whom such Award has been granted.

10.8 Stock Ownership Guidelines. The stock ownership guidelines set forth in Section XVIII of the Company’s Corporate Governance Guidelines (revised as of March 28, 2019, as the same may be amended from time to time) are incorporated by reference as though fully set forth herein.

ARTICLE XI
WITHHOLDING FOR TAXES

Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Award payment or exercise.

ARTICLE XII
MISCELLANEOUS

12.1 No Rights to Awards. No Participant or other person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

12.2 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. No Award or payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company or its Affiliates except as otherwise specifically provided in such other plan or as required by applicable law.

12.3 Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Maryland, without regard to any principles of conflicts of law.

12.4 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

12.5 Other Laws. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such shares or such other consideration might violate any applicable law.

12.6 Stockholder Agreements. The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders’ agreement in such form as approved from time to time by the Board.

12.7 Award Agreements. Each Award under the Plan shall be evidenced by a written Award agreement issued by the Company to an applicable Participant and executed by such Participant and an authorized officer of the Company. In the event of any conflict between the terms of the Plan and an Award agreement issued hereunder, the terms of the Plan shall govern and control.

12.8 Dividends and Dividend Equivalents. The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards.

12.9 Indemnification. No member of the Board, the Committee, or any employee or agent of the Company or any of its subsidiaries (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of the Company or its subsidiaries. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of the Company or any of its subsidiaries, as a matter of law, under an individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

12.10 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its Affiliates, on the one hand, and a Participant, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

12.11 Section 409A. Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with (or are otherwise exempt from) Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its subsidiaries shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment. Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is 6 months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable 6-month delay, all such delayed payments will be paid in a single lump sum (without interest) on the earliest date permitted under Section 409A of the Code that is also a business day. Unless otherwise provided by the Committee in an Award agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) are accelerated upon the occurrence of (A) a Change of Control, no such acceleration shall be permitted unless the event giving rise to the Change of Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, pursuant to Section 409A of the Code or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

12.12 Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law. Further, unless otherwise determined by the Committee, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations, or other administrative error), the Participant may be required by the Committee to repay any such excess amount to the Company.

12.13 Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile, or other employee programs) that a Participant then owes to the Company or any of its subsidiaries and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

12.14 Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.15 Transferability. Awards are generally not transferable by a Participant other than by will or by the laws of descent and distribution. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber an Award in violation of this Section 12.15 shall be wholly ineffective and, if any such attempt is made, the applicable Award will be automatically forfeited by the Participant and all of the Participant’s rights with respect to such Award shall immediately terminate without any payment or consideration by the Company or any Affiliate thereof. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C), and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan. The terms of any Award transferred in accordance with the preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in any applicable Award agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s termination of employment or service under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.